Waddell & Reed InvestEd Portfolios, Inc.

Supplement dated May 1, 2008
to the
Prospectus dated April 7, 2008

The following replaces in its entirety the "Financial Highlights" disclosure for Waddell & Reed InvestEd Growth Portfolio:

Waddell & Reed InvestEd Growth Portfolio
For a share outstanding throughout each period:

	For the fiscal year
	ended
	December 31,
	2007	2006	2005	2004	2003

Per-Share Data
Net asset value,
beginning of period	$13.92	$12.92	$12.06	$11.14	$9.17
	---------	---------	--------	--------	---------
Income (loss) from investment
operations:
Net investment income	0.21	0.17	0.10	0.08	0.08
Net realized and unrealized gain
(loss) on investments	1.48	1.42	0.99	1.03	2.01
	---------	---------	--------	--------	---------
Total from investment operations	1.69	1.59	1.09	1.11	2.09
	---------	---------	--------	--------	---------
Less distributions from:
Net investment income	(0.27)	(0.20)	(0.10)	(0.08)	(0.08)
Capital gains	(1.71)	(0.39)	(0.13)	(0.11)	(0.04)
	---------	---------	--------	--------	---------
Total distributions	(1.98)	(0.59)	(0.23)	(0.19)	(0.12)
	---------	---------	--------	--------	---------
Net asset value,
end of period	$13.63	$13.92	$12.92	$12.06	$11.14
	=======	=======	=======	=======	=======
Ratios/Supplemental Data
Total return[1]	12.41%	12.33%	8.99%	9.99%	22.53%
Net assets, end of period
(in millions)	$146	$130	$86	$69	$50
Ratio of expenses to
average net assets including
expense waiver	0.25%	0.25%	0.74%	0.82%	1.19%
Ratio of net investment income to
average net assets including
expense waiver	1.34%	1.30%	0.81%	0.77%	0.90%
Ratio of expenses to
average net assets excluding
expense waiver	0.25%[2]	0.25%[2]	1.00%	1.03%	1.19%[2]
Ratio of net investment income to
average net assets excluding
expense waiver	1.34%[2]	1.30%[2]	0.55%	0.56%	0.90%[2]
Portfolio turnover rate	29%	5%	5%	11%	19%

1Total return calculated without taking into account the sales load deducted on an initial purchase.

2There was no waiver of expenses during the period.